Goldman Sachs U.S. Financial Services Conference Ronald P. O’Hanley Chief Executive Officer Wednesday, December 11, 2019

Preface and forward-looking statements This presentation contains forward-looking statements as defined by United States securities laws. These statements are not guarantees of future performance, are inherently uncertain, are based on assumptions that are difficult to predict and have a number of risks and uncertainties. The forward-looking statements in this presentation speak only as of the time this presentation is first furnished to the SEC on a Current Report on Form 8-K, and State Street does not undertake efforts to revise forward-looking statements. See “Forward-looking statements” in the Appendix for more information, including a description of certain factors that could affect future results and outcomes. 2

3Q19 & 2019YTD review

3Q19YTD Business Metrics

Assets Under Custody and Administration[1]	Assets Under Management[1]	Charles River Development standalone NIBT[A]
$32.9T	~$3.0T	$132M
$1.5T new wins	$100B net inflows	$42M new bookings

3Q19 Financial Performance

Stabilized servicing fees	NII navigating challenging rate environment	Reducing underlying expenses ex-CRD[B]
$1.3B	$644M	$2.1B
▲2% QOQ	▲5% QOQ	▼1% QOQ
▼5% YOY	▼4% YOY	▼1% YOY

2019 Efficiency & Capital Highlights

FY2019 expected underlying expense reduction ex-CRD[B,C]	3Q19YTD high-cost location workforce	3Q19YTD total Payout ratio
▼1.5%	▼2,700+	108%

[A] For 3Q19YTD, CRD standalone results include revenue of $275M, operating expenses of $143M and pre-tax income of $132M, which includes $11M of revenue associated with affiliates, including SSGA. On a consolidated basis, CRD contributed $264M, including $251M in Processing fees and other revenue and $13M in FX trading services. [B] Underlying expenses excluding CRD are non-GAAP measures and calculated as expenses less notable items and CRD-related expenses; refer to the Appendix for an explanation and a reconciliation of underlying expenses. [C] Expense reduction of 1.5% reflected on a YoY basis.

Refer to the Appendix included with this presentation for endnotes 1 to 7.

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How we drove results in 2019

Strategic Priorities	2019 Objectives	2019 Results
Reignite servicing fee growth	Upgrade our client executives to better partner with our top clients Strengthen pricing discipline	✓ Executive client coverage model complete, with senior relationship managers overseeing top 60 clients ✓ Current set of fee renegotiations ~80% complete[2] ✓ Seeing signs of moderating fee pressure
Innovate to grow diversified revenue streams	Launch new products and enhancements in Global Markets Continue deposit gathering	✓ #1 FX provider to asset managers two years in a row[3] ✓ Launched Direct Access Lending ✓ Launched approximately a dozen deposit initiatives, stabilizing deposits
Deploy the leading front-to-back office platform	Leverage early demand and inquiries from shared clients to build out front-to-back office platform	✓ Strong client engagements with 2 signed and 6 in advanced negotiations[4] ✓ Expected CRD synergies on track[5]
Generate gross expense saves of 2-3% annually[A]	Structurally compress the senior management pyramid by ~15% Increase pace of automation deployment	✓ Reduced senior management pyramid by 15% ✓ Expense savings plan expected to generate total in-year gross savings of $400M or ~5%[B] ✓ Expect YoY underlying expense reduction ex-CRD of net 1.5%[B]
Foster a high performing and leaner organization	Drive accountability and responsibility throughout the organization	✓ Expanded direct P&L accountability to a larger group of executives (by 4x) ✓ Made strategic hires in high-growth segments including asset owners and international markets

[A] Gross expense savings based on GAAP expenses less notable items; GAAP expenses less notable items are non-GAAP measures. [B] Underlying expenses and the expense savings plan are based on GAAP expenses less notable items and CRD-related expenses; Underlying expenses are non-GAAP measures; refer to the Appendix for an explanation and a reconciliation of underlying expenses.

Refer to the Appendix included with this presentation for endnotes 1 to 7.

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Improving financial trends Stabilizing servicing fee revenue Disciplined expense management Servicing fees ($M) Underlying expenses ex-CRD & seasonal items ($M)A 1,333 1,286 2,116 1,272 2,091 1,251 1,252 2,077 2,079 2,062 3Q18 4Q18 1Q19 2Q19 3Q19 3Q18 4Q18 1Q19 2Q19 3Q19 Navigating the interest rate environment Automation driving workforce efficiency NII ($M) Headcount 672 697 673 644 40,142 39,969 613 39,483 39,407 39,020 3Q18 4Q18 1Q19 2Q19 3Q19 3Q18 4Q18 1Q19 2Q19 3Q19 A Underlying expenses excluding CRD and seasonal items are non-GAAP measures and calculated as expenses less notable items, CRD-related expenses and seasonal expenses; refer to the Appendix for an explanation and a reconciliation of underlying expenses. 5

Improving our cost base A Underlying expenses ex-CRD ($B) 2019 actions -1.5% 8.57 8.43 Reassessment of the technology cost structure 8.01 • Early actions: Outlined and executed +9% +10% 2.03 • Optimization: Identified 2020 opportunities 2.21 IT 1.85 • Technology transformation: Ongoing Process simplification and standardization +3% 2.18 -8% • Leveraging global hubs 2.00 Operations 2.11 • Increasing adoption of standard tools, reducing manual touches, and driving down unit costs • Right-sizing of vendor and 3rd party costs Increasing productivity and enhancing client service • Delayering senior management pyramid Business segments & +8% • Improving client executive program to enhance service 4.36 -3% 4.22 other 4.05 quality corporate functions • Rationalizing high cost locations and managing staff costs while investing in automation 2017 2018 2019E A Underlying expenses are GAAP expenses less notable items and CRD-related expenses; Underlying expenses are non-GAAP measures; refer to the Appendix for an explanation and a reconciliation of GAAP to underlying expenses; Line items may not sum to total due to rounding. 6

Resetting IT costs: Bending the cost curve from an expected +11% to a flat-to-down 2% net reduction

Estimated total IT spend
(Non-GAAP, $B)[A]



+11%
Flat to -2%
2.0
2.0
10M CRD
~250M
~ -(30)M
~2.3
~2.2
~50M CRD
~150M
~ -(150-200)M
~2.2-2.3
~2.1-2.2
~70M CRD
2018
Incremental Technology Investments
Technology Savings
2019E
Incremental Technology Investments
Technology Optimization
2020E

[A] Total IT spend reflects GAAP IT-related expenses less notable items, which are non-GAAP measures; Estimated IT spend components may not sum to total due to rounding.

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State Street’s 2020 technology optimization plan will result in expected IT gross savings of $150-200M, with net savings flat-to-down 2% 2020 KPIsA • Optimize IT workforce and location strategy to improve Increase workforce operating efficiency and client services offshore ratio by 10-15% • Prioritize workforce to strategic initiatives, reducing non-core Reduce footprint across activities and spend Resource 4-5 high cost locations optimization • Consolidate IT vendors to deliver greater operational Reduce IT offshore efficiencies vendors by 33% Continue to migrate and • Implement cloud strategy to deliver enhanced security and have 30-35% of total enable faster time-to-market for client solutions applications on the cloudB • Lower cost of mainframe computing and transition to cloud Reduce mainframe usage by 15% • Consolidate infrastructure services while delivering greater Reduce infrastructure Infrastructure operational efficiencies optimization external spend by 10-15% • Leverage artificial intelligence and robotics to increase automation and create new technology capabilities Rationalize 5-10% of applications A Listed KPI metrics are expected to be achieved by end of 2020. B Migration of applications on the cloud includes both private and public cloud. Total applications are inclusive of infrastructure applications and externally hosted vendor applications. 8

IT innovation and productivity advance our strategic priorities and support our vision Reignite servicing fee growth Innovate to grow diversified revenue streams Ongoing transformation of our Deploy the leading technology infrastructure front-to-back office platform underpins everything we do Generate gross expense saves of 2-3% annuallyA Foster a high performing and leaner organization A Gross expense savings based on GAAP expenses less notable items; GAAP expenses less notable items are non-GAAP measures. 9

Goldman Sachs U.S. Financial Services Conference Questions Ronald P. O’Hanley, Chief Executive Officer and Eric W. Aboaf, Chief Financial Officer Answers Wednesday, December 11, 2019

Appendix Medium-term financial targets 12 Reconciliation of underlying expenses 13 Endnotes 14 Forward-looking statements 15 Non-GAAP measures 16 Definitions 17 11

Medium-term financial targetsA Our strategic priorities will deliver growth, drive innovation and enhance shareholder value Revenue growth 4–5% with CRD Pre-tax margin Further improve by an additional 2%pts EPS growth 10–15% ROE 12–15% Capital return Targeting total payout ratio greater than or equal to 80%B A Financial targets to be met within a three-year time horizon ending 2021 or on a run-rate basis for 2022. Financial targets do not reflect items outside of the normal course of business. Revenue and EPS growth targets stated on a YoY basis. Pre-tax margin stated relative to 3Q18YTD. B Payouts calculated over CCAR cycles. CCAR cycles run from mid-year to mid-year. Refer to endnote 6 for additional details. 12

Reconciliation of underlying expenses

Quarterly reconciliation[7] (Dollars in millions)	1Q18	2Q18	3Q18	4Q18	1Q19	2Q19	3Q19
Total expenses, GAAP basis	2,268	2,170	2,091	2,486	2,293	2,154	2,180
Less: Notable expense items:							
Repositioning charges:							
Compensation and employee benefits		(61)		(198)			
Occupancy		(16)		(25)			
Repositioning charges		(77)		(223)			
Acquisition and restructuring costs				(24)	(9)	(12)	(27)
Legal and related				(42)	(14)		(18)
Business exit				(24)			
Total expenses, excluding notable items	2,268	2,093	2,091	2,173	2,270	2,142	2,135
CRD expenses				(39)	(41)	(46)	(56)
State Street expenses related to CRD: intangible asset amortization costs				(18)	(15)	(17)	(17)
Total expenses, excluding notable items and CRD and CRD-related expenses	2,268	2,093	2,091	2,116	2,214	2,079	2,062
Seasonal expenses	(148)				(137)		
Total expenses, excluding notable items, CRD and CRD-related expenses and seasonal expense items	2,120	2,093	2,091	2,116	2,077	2,079	2,062

Year-end reconciliation[7] (Dollars in millions)	2017	2018
Total expenses, GAAP basis	8,269	9,015
Less: Notable expense items:		
Repositioning charges:		
Compensation and employee benefits		(259)
Occupancy		(41)
Repositioning charges		(300)
Acquisition and restructuring costs	(266)	(24)
Legal and related		(42)
Business exit		(24)
Total expenses, excluding notable items	8,003	8,625
CRD expenses		(39)
CRD related expenses: intangible asset amortization costs		(18)
Total expenses, excluding notable items and CRD and CRD-related expenses	8,003	8,568

Refer to the Appendix included with this presentation for endnotes 1 to 7.

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Endnotes 1. End of period as of September 30, 2019. New asset servicing mandates, including announced front-to-back investment servicing clients, may be subject to completion of definitive agreements, approval of applicable boards and shareholders and customary regulatory approvals. New asset servicing mandates and servicing assets remaining to be installed in future periods exclude new business which has been contracted, but for which the client has not yet provided permission to publicly disclose and is not yet installed. These excluded assets, which from time to time may be significant, will be included in new asset servicing mandates and reflected in servicing assets remaining to be installed in the period in which the client provides its permission. Servicing mandates and servicing assets remaining to be installed in future periods are presented on a gross basis and therefore also do not include the impact of clients who have notified us during the period of their intent to terminate or reduce their relationship with State Street, which from time to time may be significant. New business in assets to be serviced is reflected in our AUC/A after we begin servicing the assets, and new business in assets to be managed is reflected in our AUM after we begin managing the assets. As such, only a portion of any new asset servicing and asset management mandates may be reflected in our AUC/A and AUM as of September 30, 2019. Generally, our servicing fee revenues are affected by several factors including changes in market valuations, client activity and asset flows, net new business and the manner in which we price our services. We provide a range of services to our clients, including core custody services, accounting, reporting and administration and middle office services, and the nature and mix of services provided affects our servicing fees. The basis for fees will differ across regions and clients. The industry in which we operate has historically faced pricing pressure, and our servicing fee revenues are also affected by such pressures today. Consequently, no assumption should be drawn as to future revenue run rate from announced servicing wins, as the amount of revenue associated with AUC/A can vary materially. The $1 trillion of investment servicing new business mandates announced for 3Q19 was driven by an accounting mandate for an existing large asset manager client. Management fees generally are affected by our level of AUM and differ based upon the nature, type and investment strategy of the investment product. Management fee revenue is more sensitive to market valuations than servicing fee revenue, as a higher proportion of the underlying services provided, and the associated management fees earned, are dependent on equity and fixed-income security valuations. Additional factors, such as the relative mix of assets managed, may have a significant effect on our management fee revenue. While certain management fees are directly determined by the values of AUM and the investment strategies employed, management fees may reflect other factors, including performance fee arrangements, as well as our relationship pricing for clients. 2. From time to time, clients may request renegotiation of fees. These renegotiations can include terms that benefit us, such as extending the terms of our relationship with the client, expanding the scope of services that we provide or reducing our dependency on manual processes through the standardization of the services we provide. Since 2017, we have renegotiated fee arrangements representing ~80% of the servicing fees of our top 100 Global Services clients. 3. Recognized Global Markets as the #1 FX provider to asset managers in the 2019 Euromoney (Real Money) FX Survey. 4. Advanced negotiations defined as any negotiations with a prospect or existing client in which State Street’s projected win probability across all elements of the opportunity meets or exceeds 70%, and the parties have agreed to enter into a period of exclusive negotiation, or exchanged drafts of an exclusivity agreement, letter of intent or definitive commercial agreements. 5. Revenue synergy target of $75-85M in 2021 mainly represent opportunities to enhance the distribution of State Street products and capabilities to Charles River Development clients, cross sell Charles River Development into State Street client base, expand share of wallet across our combined client base, bundle services to clients seeking an integrated experience and expand combined and integrated capabilities into new client segments. Cost synergy target of ~$55-65M in 2021 are net of expenses and cost to achieve (excluding acquisition and restructuring charges) on a pre-tax basis. All targets as announced on July 20, 2018. 6. Subject to regulatory non-objection, including on the basis of annual CCAR process conducted by the Board of Governors of the Federal Reserve System. CCAR cycles run from mid-year to mid-year. 7. During 1Q19, we voluntarily changed our accounting method under the Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) 323, Investments - Equity Method and Joint Ventures, for investments in low income housing tax credit from the equity method of accounting to the proportional amortization method of accounting. This change in accounting method has been applied retrospectively to all prior periods. Refer to the Form 8-K filed on March 5, 2019 for further details. 14

Forward-looking statements This presentation (and the discussion accompanying it) contains forward-looking statements within the meaning of United States securities laws, including statements about our goals and expectations regarding our business, financial and capital condition, results of operations, strategies, the financial and market outlook, dividend and stock purchase programs, governmental and regulatory initiatives and developments, expense reduction programs, new client business, and the business environment. Forward-looking statements are often, but not always, identified by such forward-looking terminology as “outlook,” “guidance,” “expect,” “priority,” “objective,” “intend,” “plan,” “forecast,” “believe,” “anticipate,” “estimate,” “seek,” “may,” “will,” “trend,” “target,” “strategy” and “goal,” or similar statements or variations of such terms. These statements are not guarantees of future performance, are inherently uncertain, are based on current assumptions that are difficult to predict and involve a number of risks and uncertainties. Therefore, actual outcomes and results may differ materially from what is expressed in those statements, and those statements should not be relied upon as representing our expectations or beliefs as of any time subsequent to the time this presentation is first issued. Important factors that may affect future results and outcomes include, but are not limited to: the financial strength of the counterparties with which we or our clients do business and to which we have investment, credit or financial exposures or to which our clients have such exposures as a result of our acting as agent, including as an asset manager or securities lending agent; increases in the volatility of, or declines in the level of, our NII, changes in the composition or valuation of the assets recorded in our consolidated statement of condition (and our ability to measure the fair value of investment securities) and changes in the manner in which we fund those assets; the volatility of servicing fee, management fee, trading fee and securities finance revenues due to, among other factors, the value of equity and fixed-income markets, market interest and foreign exchange rates, the volume of client transaction activity, competitive pressures in the investment servicing and asset management industries, and the timing of revenue recognition with respect to processing fees and other revenues; the liquidity of the U.S. and international securities markets, particularly the markets for fixed-income securities and inter-bank credits; the liquidity of the assets on our balance sheet and changes or volatility in the sources of such funding, particularly the deposits of our clients; and demands upon our liquidity, including the liquidity demands and requirements of our clients; the level, volatility and uncertainty of interest rates; the expected discontinuation of Interbank Offered Rates (IBORs) including LIBOR; the valuation of the U.S. dollar relative to other currencies in which we record revenue or accrue expenses; the performance and volatility of securities, credit, currency and other markets in the U.S. and internationally; and the impact of monetary and fiscal policy in the U.S. and internationally on prevailing rates of interest and currency exchange rates in the markets in which we provide services to our clients; the credit quality, credit-agency ratings and fair values of the securities in our investment securities portfolio, a deterioration or downgrade of which could lead to other-than-temporary impairment of such securities and the recognition of an impairment loss in our consolidated statement of income; our ability to attract deposits and other low-cost, short-term funding; our ability to manage the level and pricing of such deposits and the relative portion of our deposits that are determined to be operational under regulatory guidelines; and our ability to deploy deposits in a profitable manner consistent with our liquidity needs, regulatory requirements and risk profile; the manner and timing with which the Federal Reserve and other U.S. and non-U.S. regulators implement or reevaluate the regulatory framework applicable to our operations (as well as changes to that framework), including implementation or modification of the Dodd-Frank Act and related stress testing and resolution planning requirements, implementation of international standards applicable to financial institutions, such as those proposed by the Basel Committee and European legislation (such as UCITS V, the Money Market Fund Regulation and MiFID II / MiFIR); among other consequences, these regulatory changes impact the levels of regulatory capital, long-term debt and liquidity we must maintain, acceptable levels of credit exposure to third parties, margin requirements applicable to derivatives, restrictions on banking and financial activities and the manner in which we structure and implement our global operations and servicing relationships. In addition, our regulatory posture and related expenses have been and will continue to be affected by heightened standards and changes in regulatory expectations for global systemically important financial institutions applicable to, among other things, risk management, liquidity and capital planning, resolution planning and compliance programs, as well as changes in governmental enforcement approaches to perceived failures to comply with regulatory or legal obligations; adverse changes in the regulatory ratios that we are, or will be, required to meet, whether arising under the Dodd-Frank Act or implementation of international standards applicable to financial institutions, such as those proposed by the Basel Committee, or due to changes in regulatory positions, practices or regulations in jurisdictions in which we engage in banking activities, including changes in internal or external data, formulae, models, assumptions or other advanced systems used in the calculation of our capital or liquidity ratios that cause changes in those ratios as they are measured from period to period; requirements to obtain the prior approval or non- objection of the Federal Reserve or other U.S. and non-U.S. regulators for the use, allocation or distribution of our capital or other specific capital actions or corporate activities, including, without limitation, acquisitions, investments in subsidiaries, dividends and stock repurchases, without which our growth plans, distributions to shareholders, share repurchase programs or other capital or corporate initiatives may be restricted; changes in law or regulation, or the enforcement of law or regulation, that may adversely affect our business activities or those of our clients or our counterparties, and the products or services that we sell, including, without limitation, additional or increased taxes or assessments thereon, capital adequacy requirements, margin requirements and changes that expose us to risks related to the adequacy of our controls or compliance programs; economic or financial market disruptions in the U.S. or internationally, including those which may result from recessions or political instability; for example, the U.K.'s exit from the European Union or actual or potential changes in trade policy, such as tariffs or bilateral and multilateral trade agreements; our ability to create cost efficiencies through changes in our operational processes and to further digitize our processes and interfaces with our clients, any failure of which, in whole or in part, may among other things, reduce our competitive position, diminish the cost-effectiveness of our systems and processes or provide an insufficient return on our associated investment; our ability to promote a strong culture of risk management, operating controls, compliance oversight, ethical behavior and governance that meets our expectations and those of our clients and our regulators, and the financial, regulatory, reputational and other consequences of our failure to meet such expectations; the impact on our compliance and controls enhancement programs associated with the appointment of a monitor under the deferred prosecution agreement with the DOJ and compliance consultant appointed under a settlement with the SEC, including the potential for such monitor and compliance consultant to require changes to our programs or to identify other issues that require substantial expenditures, changes in our operations, payments to clients or reporting to U.S. authorities; the results of our review of our billing practices, including additional findings or amounts we may be required to reimburse clients, as well as potential consequences of such review, including damage to our client relationships or our reputation and adverse actions or penalties imposed by governmental authorities; our ability to expand our use of technology to enhance the efficiency, accuracy and reliability of our operations and our dependencies on information technology; to replace and consolidate systems, particularly those relying upon older technology, and to adequately incorporate resiliency and business continuity into our systems management; to implement robust management processes into our technology development and maintenance programs; and to control risks related to use of technology, including cyber-crime and inadvertent data disclosures; our ability to address threats to our information technology infrastructure and systems (including those of our third-party service providers), the effectiveness of our and our third party service providers' efforts to manage the resiliency of the systems on which we rely, controls regarding the access to, and integrity of, our and our clients' data, and complexities and costs of protecting the security of such systems and data; the results of, and costs associated with, governmental or regulatory inquiries and investigations, litigation and similar claims, disputes, or civil or criminal proceedings; changes or potential changes in the amount of compensation we receive from clients for our services, and the mix of services provided by us that clients choose; the large institutional clients on which we focus are often able to exert considerable market influence and have diverse investment activities, and this, combined with strong competitive market forces, subjects us to significant pressure to reduce the fees we charge, to potentially significant changes in our AUC/A or our AUM in the event of the acquisition or loss of a client, in whole or in part, and to potentially significant changes in our revenue in the event a client re-balances or changes its investment approach, re-directs assets to lower- or higher-fee asset classes or changes the mix of products or services that it receives from us; the potential for losses arising from our investments in sponsored investment funds; the possibility that our clients will incur substantial losses in investment pools for which we act as agent, the possibility of significant reductions in the liquidity or valuation of assets underlying those pools and the potential that clients will seek to hold us liable for such losses; and the possibility that our clients or regulators will assert claims that our fees, with respect to such investment products, are not appropriate; our ability to anticipate and manage the level and timing of redemptions and withdrawals from our collateral pools and other collective investment products; the credit agency ratings of our debt and depositary obligations and investor and client perceptions of our financial strength; adverse publicity, whether specific to us or regarding other industry participants or industry-wide factors, or other reputational harm; our ability to control operational risks, data security breach risks and outsourcing risks, our ability to protect our intellectual property rights, the possibility of errors in the quantitative models we use to manage our business and the possibility that our controls will prove insufficient, fail or be circumvented; changes or potential changes to the competitive environment, due to, among other things, regulatory and technological changes, the effects of industry consolidation and perceptions of us as a suitable service provider or counterparty; our ability to complete acquisitions, joint ventures and divestitures including, without limitation, our ability to obtain regulatory approvals, the ability to arrange financing as required and the ability to satisfy closing conditions; the risks that our acquired businesses, including, without limitation, our acquisition of Charles River Development, and joint ventures will not achieve their anticipated financial, operational and product innovation benefits or will not be integrated successfully, or that the integration will take longer than anticipated; that expected synergies will not be achieved or unexpected negative synergies or liabilities will be experienced; that client and deposit retention goals will not be met; that other regulatory or operational challenges will be experienced; and that disruptions from the transaction will harm our relationships with our clients, our employees or regulators; our ability to integrate Charles River Development's front office software solutions with our middle and back office capabilities to develop a front-to-middle-to-back office platform that is competitive, generates revenues in line with our expectations and meets our clients' requirements; our ability to recognize evolving needs of our clients and to develop products that are responsive to such trends and profitable to us; the performance of and demand for the products and services we offer; and the potential for new products and services to impose additional costs on us and expose us to increased operational risk; our ability to grow revenue, manage expenses, attract and retain highly skilled people and raise the capital necessary to achieve our business goals and comply with regulatory requirements and expectations; changes in accounting standards and practices; and the impact of the U.S. tax legislation enacted in 2017, and changes in tax legislation and in the interpretation of existing tax laws by U.S. and non-U.S. tax authorities that affect the amount of taxes due. Other important factors that could cause actual results to differ materially from those indicated by any forward-looking statements are set forth in our 2018 Annual Report on Form 10-K and our subsequent SEC filings. We encourage investors to read these filings, particularly the sections on risk factors, for additional information with respect to any forward-looking statements and prior to making any investment decision. The forward-looking statements contained in this presentation should not by relied on as representing our expectations or beliefs as of any time subsequent to the time this presentation is first issued, and we do not undertake efforts to revise those forward-looking statements to reflect events after that time. 15

Non-GAAP measures In addition to presenting State Street's financial results in conformity with U.S. generally accepted accounting principles, or GAAP, management also presents certain financial information on a basis that excludes or adjusts one or more items from GAAP. This latter basis is a non-GAAP presentation. In general, our non- GAAP financial results adjust selected GAAP-basis financial results to exclude the impact of revenue and expenses outside of State Street’s normal course of business or other notable items, such as acquisition and restructuring charges, repositioning charges, gains/losses on sales, as well as, for selected comparisons, seasonal items. For example, we sometimes present expenses on a basis we may refer to as "underlying expenses", which exclude notable items and, to provide additional perspective on both prior year quarter and sequential quarter comparisons, also exclude seasonal items and expenses related to our Charles River Development acquisition (completed in October 2018). Management believes that this presentation of financial information facilitates an investor's further understanding and analysis of State Street's financial performance and trends with respect to State Street’s business operations from period-to-period, including providing additional insight into our underlying margin and profitability. In addition, Management may also provide additional non-GAAP measures. For example, we present capital ratios, calculated under regulatory standards scheduled to be effective in the future or other standards, that management uses in evaluating State Street’s business and activities and believes may similarly be useful to investors. Additionally, we may present revenue and expense measures on a constant currency basis to identify the significance of changes in foreign currency exchange rates (which often are variable) in period-to-period comparisons. This presentation represents the effects of applying prior period weighted average foreign currency exchange rates to current period results. Non-GAAP financial measures should be considered in addition to, not as a substitute for or superior to, financial measures determined in conformity with GAAP. 16

Definitions AUC/A Assets under custody and/or administration AUM Assets under management Bps Basis points, with one basis point representing one hundredth of one percent CCAR Comprehensive Capital Analysis and Review CET1 Common equity tier 1 ratio CRD Charles River Development Diluted earnings per share (EPS) Net income available to common shareholders divided by diluted average common shares outstanding for the noted period EOP End of period ETF Exchange-traded fund FX Foreign exchange FY Full-year GAAP Generally accepted accounting principles in the United States KPIs Key performance indicators Net interest income (NII) Income earned on interest bearing assets less interest paid on interest bearing liabilities. Net interest margin (NIM) Net interest income divided by average interest-earning assets nm Not meaningful Total payout ratio Total payout ratio is equal to common stock dividends and common stock purchases as a percentage of net income available to common shareholders Pre-tax operating margin Income before income tax expense divided by total revenue %P ts Percentage points is the difference from one percentage value subtracted from another Quarter-over-quarter (QoQ) Sequential quarter comparison Return on equity (ROE) Net income less dividends on preferred stock divided by average common equity Seasonal Expenses Seasonal deferred incentive compensation expenses for retirement-eligible employees and payroll taxes SSGA State Street Global Advisors T1L Tier 1 leverage ratio Year-over-year (YoY) Current period compared to the same period a year ago Year-to-date (YTD) The cumulative amount of time within a fiscal year up to the end of the quarter indicated (i.e., 3Q19YTD is equivalent to the nine months ended September 30, 2019) 17